UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: January 31, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET

GLOBAL INFLATION MANAGEMENT FUND

FORM N-Q

JANUARY 31, 2011

LEGG MASON WESTERN ASSET GLOBAL INFLATION MANAGEMENT FUND

Schedule of investments (unaudited)	January 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 51.0%
Australia - 1.4%
Australia Government, Bonds	4.000%	8/20/20	215,000	AUD	$348,221
Australia Government, Bonds	3.000%	9/20/25	100,000	AUD	106,925

Total Australia					455,146

Canada - 6.3%
Government of Canada, Bonds	4.250%	12/1/21	28,286	CAD	37,264
Government of Canada, Bonds	4.250%	12/1/26	374,595	CAD	531,777
Government of Canada, Bonds	4.000%	12/1/31	912,897	CAD	1,349,658
Government of Canada, Bonds	3.000%	12/1/36	102,676	CAD	138,064

Total Canada					2,056,763

France - 11.9%
Government of France, Bonds	3.000%	7/25/12	189,738	EUR	275,095
Government of France, Bonds	2.500%	7/25/13	204,782	EUR	300,049
Government of France, Bonds	1.600%	7/25/15	348,601	EUR	499,577
Government of France, Bonds	1.000%	7/25/17	356,450	EUR	493,555
Government of France, Bonds	2.250%	7/25/20	998,395	EUR	1,474,407
Government of France, Bonds	2.100%	7/25/23	554,974	EUR	816,269

Total France					3,858,952

Germany - 0.9%
Bundesobligation, Inflation Linked	2.250%	4/15/13	204,337	EUR	294,892

Italy - 3.1%
Italy Buoni Poliennali Del Tesoro, Bonds	2.350%	9/15/19	10,411	EUR	14,008
Italy Buoni Poliennali Del Tesoro, Senior Notes	2.150%	9/15/14	447,619	EUR	623,908
Italy Buoni Poliennali Del Tesoro, Senior Notes	2.350%	9/15/35	281,063	EUR	353,089

Total Italy					991,005

Japan - 4.6%
Government of Japan, Bonds	1.200%	3/10/14	2,982,000	JPY	36,990
Government of Japan, Bonds	1.100%	6/10/14	6,993,000	JPY	85,893
Government of Japan, Bonds	0.500%	12/10/14	10,337,600	JPY	125,214
Government of Japan, Bonds	0.500%	6/10/15	15,045,000	JPY	181,136
Government of Japan, Bonds	0.800%	9/10/15	12,774,400	JPY	155,435
Government of Japan, Bonds	0.800%	12/10/15	11,741,000	JPY	143,506
Government of Japan, Bonds	1.200%	12/10/17	19,820,000	JPY	243,677
Government of Japan, Bonds	1.400%	3/10/18	13,100,500	JPY	162,853
Government of Japan, Bonds	1.400%	6/10/18	29,580,000	JPY	364,291

Total Japan					1,498,995

Sweden - 3.4%
Government of Sweden, Bonds	4.000%	12/1/20	1,810,000	SEK	445,890
Government of Sweden, Bonds	3.500%	12/1/28	2,600,000	SEK	650,587

Total Sweden					1,096,477

United Kingdom - 19.4%
United Kingdom Treasury Gilt, Bonds	2.500%	8/16/13	110,000	GBP	493,760
United Kingdom Treasury Gilt, Bonds	2.500%	7/26/16	110,000	GBP	554,899
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/17	140,468	GBP	245,071
United Kingdom Treasury Gilt, Bonds	2.500%	4/16/20	75,000	GBP	382,971
United Kingdom Treasury Gilt, Bonds	2.500%	7/17/24	160,000	GBP	716,684
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/27	151,905	GBP	258,829
United Kingdom Treasury Gilt, Bonds	4.125%	7/22/30	132,000	GBP	560,181
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/32	52,219	GBP	90,740
United Kingdom Treasury Gilt, Bonds	2.000%	1/26/35	106,000	GBP	279,145
United Kingdom Treasury Gilt, Bonds	1.125%	11/22/37	506,810	GBP	879,808
United Kingdom Treasury Gilt, Bonds	0.625%	3/22/40	303,723	GBP	466,480
United Kingdom Treasury Gilt, Bonds	0.625%	11/22/42	170,771	GBP	264,563
United Kingdom Treasury Gilt, Bonds	0.750%	11/22/47	316,521	GBP	516,276
United Kingdom Treasury Gilt, Bonds	0.500%	3/22/50	212,528	GBP	318,503

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL INFLATION MANAGEMENT FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
United Kingdom - continued
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/55	128,604	GBP	$252,561

Total United Kingdom					6,280,471

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $15,114,577)					16,532,701

CORPORATE BONDS & NOTES - 4.2%
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.1%
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	5,000		5,687
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	15,000		17,400

Total Hotels, Restaurants & Leisure					23,087

Media - 0.2%
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	10,000		11,525
DISH DBS Corp., Senior Notes	6.625%	10/1/14	10,000		10,500
DISH DBS Corp., Senior Notes	7.750%	5/31/15	20,000		21,625
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	20,000		21,000

Total Media					64,650

TOTAL CONSUMER DISCRETIONARY					87,737

ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	70,000		74,900
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	30,000		32,925	(a)
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	25,000		27,500	(a)

TOTAL ENERGY					135,325

FINANCIALS - 2.2%
Capital Markets - 0.4%
Goldman Sachs Group Inc.	5.125%	10/23/19	100,000	EUR	138,302
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	150,000		0	(a)(b)(c)(d)

Total Capital Markets					138,302

Commercial Banks - 0.4%
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	100,000		0	(a)(b)(c)(d)
HT1 Funding GmbH, Subordinated Bonds	5.743%	6/30/17	33,000	EUR	33,457	(e)(f)
Royal Bank of Scotland Group PLC, Junior Subordinated Debentures	7.092%	9/29/17	100,000	EUR	97,210	(b)(f)

Total Commercial Banks					130,667

Diversified Financial Services - 0.7%
Citigroup Inc., Senior Notes	7.375%	9/4/19	150,000	EUR	233,869

Insurance - 0.6%
ELM BV	5.252%	5/25/16	150,000	EUR	186,376	(e)(f)

Thrifts & Mortgage Finance - 0.1%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	20,000		21,075

TOTAL FINANCIALS					710,289

HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
HCA Inc., Senior Secured Notes	9.875%	2/15/17	80,000		89,000
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	5,000		5,894

TOTAL HEALTH CARE					94,894

INDUSTRIALS - 0.1%
Road & Rail - 0.1%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	16,000		19,580

MATERIALS - 0.2%
Containers & Packaging - 0.1%
Ball Corp., Senior Notes	6.750%	9/15/20	30,000		31,800

Metals & Mining - 0.1%
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	30,000		32,250	(a)
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	2,000		2,454
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	3,000		3,679

Total Metals & Mining					38,383

TOTAL MATERIALS					70,183

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL INFLATION MANAGEMENT FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.3%
Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes	9.500%	2/1/15	50,000		$52,000
Windstream Corp., Senior Notes	8.625%	8/1/16	40,000		42,600

Total Diversified Telecommunication Services					94,600

Wireless Telecommunication Services - 0.2%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	25,000		26,437
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	50,000		53,375

Total Wireless Telecommunication Services					79,812

TOTAL TELECOMMUNICATION SERVICES					174,412

UTILITIES - 0.2%
Independent Power Producers & Energy Traders - 0.2%
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	30,000		32,325	(a)
Edison Mission Energy, Senior Notes	7.625%	5/15/27	40,000		29,600

TOTAL UTILITIES					61,925

TOTAL CORPORATE BONDS & NOTES (Cost - $1,593,168)					1,354,345

SOVEREIGN BONDS - 1.9%
France - 0.5%
France Government Bond OAT	4.000%	10/25/38	130,000	EUR	178,476

Germany - 1.4%
Bundesrepublik Deutschland, Bonds	4.250%	7/4/39	300,000	EUR	456,891

TOTAL SOVEREIGN BONDS (Cost - $627,828)					635,367

U.S. TREASURY INFLATION PROTECTED SECURITIES - 33.5%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	644,222		709,197
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	716,554		748,406
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	857,126		935,004
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	396,876		395,574	(g)
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	581,700		735,941
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	280,253		310,774
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	665,475		873,020
U.S. Treasury Bonds, Inflation Indexed	3.375%	4/15/32	813,569		1,024,461	(g)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	644,032		653,894	(g)
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/13	331,254		343,754
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/13	214,434		230,399
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	195,385		211,977
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/14	20,677		22,012
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	116,076		127,012
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	1,650,067		1,785,424
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	269,971		296,821
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	451,980		499,473
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	411,703		468,474
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	97,647		110,296
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	380,000		382,554

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $10,276,754)					10,864,467

		EXPIRATION DATE	CONTRACTS/ NOTIONAL AMOUNT
PURCHASED OPTIONS - 0.0%
U.S. Dollar vs. Euro Futures, Call @$1.3		3/3/11	643,599		1,110
U.S. Treasury 2-Year Notes Futures, Put @$109		2/18/11	58		1,812
U.S. Treasury 5-Year Notes Futures, Call @$121		2/18/11	52		813

TOTAL PURCHASED OPTIONS (Cost - $24,666)					3,735

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $27,636,993)					29,390,615

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
SHORT-TERM INVESTMENTS - 9.1%
U.S. Government Agencies - 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost - $44,979)	0.175%	5/9/11	45,000	$44,983	(g)(h)

U.S. Government Obligations - 5.8%
U.S. Treasury Bills (Cost - $1,866,848)	0.210%	11/17/11	1,870,000	1,867,073	(h)

Repurchase Agreements - 3.2%
Morgan Stanley tri-party repurchase agreement dated 1/31/11; Proceeds at maturity - $1,033,006; (Fully collateralized by U.S. government agency obligations, 2.250% due 3/28/16; Market value - $1,054,219) (Cost - $1,033,000)	0.200%	2/1/11	1,033,000	1,033,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $2,944,827)				2,945,056

TOTAL INVESTMENTS - 99.7% (Cost - $30,581,820#)				32,335,671
Other Assets in Excess of Liabilities - 0.3%				90,620

TOTAL NET ASSETS - 100.0%				$32,426,291

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL INFLATION MANAGEMENT FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2011

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Securities are in default as of January 31, 2011.

(c)	Illiquid security.

(d)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(h)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
SEK	— Swedish Krona

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 5-Year Notes Futures, Put	2/18/11	$118.00	30	$10,313

(Premiums received - $7,403)

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Global Inflation Management Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Non-U.S. treasury inflation protected securities	—	$16,532,701	—		$16,532,701
Corporate bonds & notes	—	1,354,345	$0	*	1,354,345
Sovereign bonds	—	635,367	—		635,367
U.S. treasury inflation protected securities	—	10,864,467	—		10,864,467
Purchased options	$2,625	1,110	—		3,735

Notes to Schedule of Investments (unaudited) (continued)

Total long-term investments	$2,625	$29,387,990	$0	*	$29,390,615

Short-term investments†	—	2,945,056	—		2,945,056

Total investments	$2,625	$32,333,046	$0	*	$32,335,671

Other financial instruments:
Forward foreign currency contracts	—	$298,223	—		$298,223

Total	$2,625	$32,631,269	$0	*	$32,633,894

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Written options	$10,313	—	—		$10,313
Options on futures	9,490	—	—		9,490
Futures contracts	68,270	—	—		68,270
Forward foreign currency contracts	—	$247,103	—		247,103

Total	$88,073	$247,103	—		$335,176

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES
Balance as of October 31, 2010	$0	*
Accrued premiums/discounts	8
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)[1]	(8)
Net purchases (sales)	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of January 31, 2011	$0	*

Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2011[1]	$(8)

*	Value is less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty

Notes to Schedule of Investments (unaudited) (continued)

defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to Schedule of Investments (unaudited) (continued)

(g) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(h) Security Transactions. Security transactions are accounted for on a trade date basis.

(i) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of January 31, 2011, the Fund held written options, options on futures and forward foreign currency contracts with credit related contingent features which had a liability position of $266,906. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

2. Investments

At January 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,283,135
Gross unrealized depreciation	(529,284)

Net unrealized appreciation	$1,753,851

At January 31, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED (LOSS)
Contracts to Buy:
German Euro Bund	7	3/11	$1,207,826	$1,185,931	$(21,895)
U.S. Treasury 10-Year Notes	5	3/11	616,110	603,985	(12,125)

					$(34,020)

Contracts to Sell:
U.S. Treasury 5-Year Notes	41	3/11	4,820,726	4,854,976	(34,250)

Net unrealized loss on open futures contracts					$(68,270)

At January 31, 2011, the Fund had the following purchased and written options on futures:

	NUMBER OF CONTRACTS	STRIKE PRICE		EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED (LOSS)
Contracts to Buy:
German Euro Bund, Put	15	112.00	EUR	2/11	$239	$205	$(34)

Contracts to Sell:
German Euro Schatz, Put	28	108.40	EUR	2/11	5,495	14,951	(9,456)

Net unrealized loss on purchased and written options on futures							$(9,490)

During the period ended January 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding October 31, 2010	27	$17,209
Options written	84	33,477
Options closed	(81)	(43,283)

Written options, outstanding January 31, 2011	30	$7,403

At January 31, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Australian Dollar	Credit Suisse London	143,307	$142,601	2/14/11	$5,069
Australian Dollar	JPMorgan Chase Bank	394,607	392,662	2/14/11	8,355
Australian Dollar	UBS AG London	689,240	685,844	2/14/11	7,335
British Pound	BNP Paribas SA	469,052	751,285	2/14/11	1,224
British Pound	Credit Suisse London	515,741	826,066	2/14/11	(3,760)
British Pound	Credit Suisse London	420,000	672,718	2/14/11	13,885
British Pound	Credit Suisse London	370,082	592,764	2/14/11	16,139
British Pound	Credit Suisse London	34,926	55,941	2/14/11	1,635
British Pound	Deutsche Bank AG London	152,920	244,933	2/14/11	(1,061)
British Pound	JPMorgan Chase Bank	196,726	315,097	2/14/11	7,859
British Pound	UBS AG London	256,864	411,421	2/14/11	(2,875)
Canadian Dollar	Credit Suisse London	1,286,375	1,284,301	2/14/11	14,836
Euro	BNP Paribas SA	260,000	355,923	2/14/11	(2,929)
Euro	Citibank N.A.	434,505	594,809	2/14/11	17,064

Notes to Schedule of Investments (unaudited) (continued)

Euro	Citibank N.A.	315,910	432,461	2/14/11	22,162
Euro	Citibank N.A.	40,000	54,757	2/14/11	(189)
Euro	Credit Suisse London	3,490,082	4,777,699	2/14/11	23,439
Euro	Credit Suisse London	494,000	676,254	2/14/11	35,423
Euro	Credit Suisse London	250,000	342,234	2/14/11	15,051
Euro	Credit Suisse London	243,198	332,923	2/14/11	12,922
Euro	Credit Suisse London	163,000	223,137	2/14/11	10,549
Euro	Morgan Stanley & Co.	75,000	102,670	2/14/11	(238)
Euro	Royal Bank of Scotland PLC	462,879	633,652	2/14/11	(2,866)
Euro	UBS AG London	522,056	714,662	2/14/11	9,729
Euro	UBS AG London	333,721	456,843	2/14/11	14,297
Hong Kong Dollar	Credit Suisse London	1,300,000	166,763	2/14/11	(1,044)
Japanese Yen	Credit Suisse London	138,883,782	1,692,179	2/14/11	14,657
Swedish Krona	Credit Suisse London	2,617,415	405,631	2/14/11	26,378
Swedish Krona	JPMorgan Chase Bank	198,000	30,685	2/14/11	1,945
Swedish Krona	UBS AG London	1,146,918	177,742	2/14/11	9,142

					274,133

Contracts to Sell:
Australian Dollar	Credit Suisse London	1,256,254	1,250,064	2/14/11	(25,216)
Australian Dollar	UBS AG London	100,000	99,507	2/14/11	(196)
British Pound	Credit Suisse London	56,916	91,163	2/14/11	(279)
British Pound	Credit Suisse London	110,000	176,188	2/14/11	(980)
British Pound	Credit Suisse London	210,000	336,359	2/14/11	(1,781)
British Pound	Credit Suisse London	210,000	336,359	2/14/11	(4,737)
British Pound	Credit Suisse London	235,680	377,491	2/14/11	(1,404)
British Pound	JPMorgan Chase Bank	32,419	51,926	2/14/11	(23)
British Pound	UBS AG London	87,290	139,814	2/14/11	(305)
British Pound	UBS AG London	440,694	705,863	2/14/11	(4,605)
Canadian Dollar	Credit Suisse London	339,343	338,796	2/14/11	(2,013)
Canadian Dollar	Credit Suisse London	1,056,737	1,055,033	2/14/11	(17,297)
Canadian Dollar	JPMorgan Chase Bank	508,046	507,227	2/14/11	(6,235)
Canadian Dollar	UBS AG London	460,000	459,258	2/14/11	(11,491)
Euro	BNP Paribas SA	40,000	54,757	2/14/11	(39)
Euro	Citibank N.A.	188,649	258,249	2/14/11	247
Euro	Credit Suisse London	180,000	246,408	2/14/11	(6,449)
Euro	Credit Suisse London	738,934	1,011,554	2/14/11	(39,633)
Euro	JPMorgan Chase Bank	18,001	24,642	2/14/11	(778)
Euro	JPMorgan Chase Bank	28,001	38,332	2/14/11	(1,299)
Euro	JPMorgan Chase Bank	70,000	95,826	2/14/11	(2,433)
Euro	JPMorgan Chase Bank	150,000	205,340	2/14/11	(8,572)
Euro	JPMorgan Chase Bank	321,316	439,861	2/14/11	(16,257)
Euro	JPMorgan Chase Bank	2,087,908	2,858,212	2/14/11	(15,025)
Euro	UBS AG London	287,797	393,975	2/14/11	(2,025)
Euro	UBS AG London	1,653,211	2,263,140	2/14/11	6,124
Japanese Yen	BNP Paribas SA	34,216,780	416,902	2/14/11	2,313
Japanese Yen	Credit Suisse London	20,430,000	248,922	2/14/11	(4,099)
Japanese Yen	Credit Suisse London	26,240,000	319,712	2/14/11	444
Japanese Yen	Deutsche Bank AG London	18,180,000	221,508	2/14/11	(535)
Japanese Yen	JPMorgan Chase Bank	23,385,423	284,931	2/14/11	(562)
Japanese Yen	UBS AG London	13,433,600	163,677	2/14/11	(3,677)
Japanese Yen	UBS AG London	54,162,185	659,920	2/14/11	(876)
Swedish Krona	JPMorgan Chase Bank	5,411,710	838,673	2/14/11	(53,320)

					(223,013)

Net unrealized gain on open forward foreign currency contracts					$51,120

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2011.

Notes to Schedule of Investments (unaudited) (continued)

	Futures Contracts*			Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Depreciation	Purchase Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	$(77,760)	$2,625	$(10,313)	—	—	$(85,448)

Foreign Exchange Contracts	—	1,110	—	$298,223	$(247,103)	52,230

Total	$(77,760)	$3,735	$(10,313)	$298,223	$(247,103)	$(33,218)

*	Includes options on futures.

During the period ended January 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$39,261
Written options	4,899
Futures contracts (to buy)*	2,382,400
Futures contracts (to sell)*	14,095,328
Forward foreign currency contracts (to buy)	15,973,056
Forward foreign currency contracts (to sell)	14,486,605

*	Includes options on futures.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	March 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	March 30, 2011

By	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date:	March 30, 2011